Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of STG Group, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Phillip E. Lacombe, President of STG Group, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2016
/s/ Phillip E. Lacombe
Phillip E. Lacombe
President
(principal executive officer)

A signed original of this written statement required by Section 906 has been provided to STG Group, Inc. and will be retained by STG Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.